UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2019

BOSTON PROPERTIES, INC.
BOSTON PROPERTIES LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Boston Properties, Inc.	Delaware	1-13087	04-2473675
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Boston Properties Limited Partnership	Delaware	0-50209	04-3372948
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts, 02199
(Address of principal executive offices) (Zip Code)
(617) 236-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
Boston Properties, Inc.	Common Stock, par value $.01 per share	BXP	New York Stock Exchange
Boston Properties, Inc.	Depository Shares Each Representing 1/100th of a share	BXP PRB	New York Stock Exchange
of 5.25% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Boston Properties, Inc.:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Boston Properties Limited Partnership:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01    Other Events.
On September 3, 2019, Boston Properties, Inc.’s operating partnership, Boston Properties Limited Partnership (the “Company”), completed the issuance and sale of $700.0 million aggregate principal amount of the Company’s 2.900% Senior Notes due 2030 (the “Notes”) pursuant to an underwriting agreement dated August 19, 2019 (the “Underwriting Agreement”), by and among the Company and BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as managers of the several underwriters named in Schedule II thereto (the “Underwriters”), whereby the Company agreed to sell and the Underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the Notes.
The net proceeds to the Company from the sale of the Notes, after deducting underwriting discounts and estimated transaction expenses, are estimated to be approximately $693.8 million. The Company intends to use the net proceeds from the offering to fund the redemption of the $700.0 million aggregate principal amount of its 5.625% senior notes due 2020 (the “2020 Notes”) that are outstanding. The Company has elected to redeem the 2020 Notes on September 18, 2019 (the “Redemption Date”). The redemption price for the 2020 Notes will equal the sum of (i) the greater of (a) 100% of the principal amount of the 2020 Notes redeemed or (b) the present values as of the Redemption Date of the remaining scheduled payments of principal and interest to maturity (excluding any accrued and unpaid interest) discounted on a semi-annual basis at a rate equal to the yield to maturity of a comparable United States Treasury security plus 0.30%, plus (ii) accrued and unpaid interest to, but excluding, the Redemption Date. The redemption price will be calculated three business days prior to the Redemption Date and will be payable on the Redemption Date in accordance with the terms of the 2020 Notes. In connection with the redemption of the 2020 Notes, the Company expects that it will record a loss from early extinguishment of debt in the third quarter of 2019.
The Notes were issued under the indenture, dated as of December 13, 2002, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly known as The Bank of New York), as supplemented by Supplemental Indenture No. 20 (“Supplemental Indenture No. 20”) dated as of September 3, 2019.
The offer and sale of the Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to a registration statement on Form S-3 (File No. 333-218460-01) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the Notes are described in a prospectus supplement filed by the Company with the Commission on August 20, 2019 pursuant to Rule 424(b)(5) under the Securities Act.
Copies of the Underwriting Agreement, Supplemental Indenture No. 20 and the form of the Notes are attached hereto as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement, Supplemental Indenture No. 20 and the form of the Notes.
Additionally, in connection with the filing of the Underwriting Agreement, the Company is filing the opinion and consent of its counsel, Goodwin Procter LLP, regarding the legality of the securities being registered as Exhibits 5.1 and 23.1 hereto, respectively, which are incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit

+1.1
Underwriting Agreement, dated August 19, 2019, by and among Boston Properties Limited Partnership and BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as managers of the several underwriters named in Schedule II thereto.

+4.1	Supplemental Indenture No. 20, dated as of September 3, 2019, between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as Trustee.

+4.2	Form of 2.900% Senior Notes due 2030 (attached as Exhibit A to Supplemental Indenture No. 20 filed as Exhibit 4.1 hereto).

+5.1	Opinion of Goodwin Procter LLP as to the legality of the securities being registered.

+23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

+101.SCH	Inline XBRL Taxonomy Extension Schema Document.

+101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

+101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

+101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

+101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

+104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*).

+	Filed herewith.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
BOSTON PROPERTIES, INC.

By:	/s/ Michael E. LaBelle Michael E. LaBelle Executive Vice President, Chief Financial Officer and Treasurer

BOSTON PROPERTIES LIMITED PARTNERSHIP
By:    Boston Properties, Inc., its General Partner

By:	/s/ Michael E. LaBelle Michael E. LaBelle Executive Vice President, Chief Financial Officer and Treasurer
Date: September 3, 2019

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